UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2005

INTERWOVEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27389	77-0523543
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

803 11TH Avenue Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (408) 774-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     The press release furnished under Item 9.01 of this Form 8-K includes pro forma operating results and a reconciliation of pro forma operating results to accounting principles generally accepted in the United States of America. Interwoven, Inc. (the “Company” or “Interwoven”) provides pro forma results as additional information to its consolidated results of operations. These pro forma measures are not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may be different from pro forma measures used by other companies. Interwoven believes that the presentation of pro forma results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Readers of Interwoven’s consolidated financial statements are advised to review and consider carefully the financial information prepared in accordance with accounting principles generally accepted in the United States of America contained in this press release and Interwoven’s periodic filings with the Securities and Exchange Commission.

     On January 27, 2005, the Company released its consolidated financial results for the quarter and year ended December 31, 2004 in a conference call with shareholders, investors and analysts. The conference call was announced on December 5, 2004, was available to the public through live teleconference and audio Webcast and will continue to be available for a limited time through audio replay or Webcast replay. During this conference call, Interwoven presented a slide in its Webcast containing reported gross margin percentage, operating margin percentage and net income (loss) per share over the current and the previous four quarters, on a basis of accounting principles generally accepted in the United States of America and on a pro forma basis. This information, along with a reconciliation to comparable financial measures in accordance with generally accepted accounting principles, is presented below.

     The table below reconciles the Company’s gross margin percentage calculated in accordance with accounting principles generally accepted in the United States of America to the pro forma gross margin percentage. The Company computes its gross margin percentage by dividing gross profit, as reported, by total revenues and its pro forma gross margin percentage by dividing pro forma gross profit by total revenues.

	Three Months Ended
(in thousands, except percentages)	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2004	2004	2004	2004	2003

Total revenues	$43,238	$40,261	$39,495	$37,394	$33,658

Gross profit, as reported	$29,985	$27,169	$26,677	$24,797	$22,449
Add amortization of purchased technology	2,719	2,739	2,589	2,589	1,962

Pro forma gross profit	$32,704	$29,908	$29,266	$27,386	$24,411

Gross margin percentage, as reported	69.3%	67.5%	67.5%	66.3%	66.7%

Pro forma gross margin percentage	75.6%	74.3%	74.1%	73.2%	72.5%

     The table below reconciles the Company’s operating margin percentage calculated in accordance with accounting principles generally accepted in the United States of America to the pro forma operating margin percentage. The Company computes its operating margin percentage by dividing income (loss) from operations by total revenues and its pro forma operating margin percentage by dividing pro forma income (loss) from operations by total revenues.

	Three Months Ended
(in thousands, except percentages)	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2004	2004	2004	2004	2003

Total revenues	$43,238	$40,261	$39,495	$37,394	$33,658

Income (loss) from operations, as reported	$51	($1,727)	($15,476)	($7,254)	($13,027)
Add (deduct) certain charges:
Amortization of purchased technology	2,719	2,739	2,589	2,589	1,962
Amortization of stock-based compensation	630	941	806	2,605	866
Amortization of intangible assets	910	1,217	1,207	1,207	803
In-process research and development	—	—	—	—	4,575
Restructuring and excess facilities	(695)	(1,360)	11,837	—	3,112

Pro forma income (loss) from operations	$3,615	$1,810	$963	($853)	($1,709)

Operating margin, as reported	0.1%	(4.3%)	(39.2%)	(19.4%)	(38.7%)

Pro forma operating margin percentage	8.4%	4.5%	2.4%	(2.3%)	(5.1%)

     The table below reconciles the Company’s net income (loss) per share calculated in accordance with accounting principles generally accepted in the United States of America to the pro forma net income (loss) per share. The Company computes pro forma net income (loss) per share by dividing pro forma net income (loss) by shares used in computing pro forma net income (loss) per share. Share used in computing pro forma net income (loss) per share includes the weighted average shares outstanding for the period presented plus dilutive common stock options.

	Three Months Ended
(in thousands, except for per share amounts)	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2004	2004	2004	2003	2003

Net income (loss), as reported	$405	($1,502)	($15,586)	($6,984)	($12,397)
Add (deduct) certain charges:
Amortization of purchased technology	2,719	2,739	2,589	2,589	1,962
Amortization of stock-based compensation	630	941	806	2,605	866
Amortization of intangible assets	910	1,217	1,207	1,207	803
In-process research and development	—	—	—	—	4,575
Restructuring and excess facilities	(695)	(1,360)	11,837	—	3,112
Tax impact of pro forma adjustments	(1,180)	(532)	(130)	—	—

Pro forma net income (loss)	$2,789	$1,503	$723	($583)	($1,079)

Pro forma net income (loss) per share	$0.07	$0.04	$0.02	($0.01)	($0.03)

Shares used in computing pro forma net income (loss) per share	41,940	41,319	41,629	40,137	32,742

     The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 27, 2005*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.
	By:	/s/ JOHN E. CALONICO, JR.
January 27, 2005		John E. Calonico, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated January 27, 2005.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.